Registration No. 033-06418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND
MIDCAP FUND
BOND FUND

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Supplement Dated February 21, 2013 to
Statement of Additional Information Dated March 31, 2012

Change in Board of Directors

     Donald A. Nichols, a Director of Thompson IM Funds, Inc. (the "Funds") since 1987, passed away on February 15, 2013. Mr. Nichols served as the chair of the Funds' nominating committee and as a member of the audit committee, and had served as Chairman of the Funds from 2009-2012. The nominating committee has selected Patricia Lipton to succeed Mr. Nichols as chair of that committee.